Definitive Agreement to Acquire the IT Units of Metro AG	12 Months Ended
Mar. 31, 2021
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Definitive Agreement to Acquire the IT Units of Metro AG
35.
On December 22, 2020, as part of strategic partnership, the Company entered into a definitive agreement to acquire the IT units of Metro AG in Germany and Romania. Based on the terms and conditions of the agreement, the Company has assessed that the transaction does not meet the definition of business under IFRS 3 “Business Combinations”. As at March 31, 2021, the Company paid an advance of
₹
4,463 (EUR 52 million) towards purchase of net assets and classified as other non-current assets.